UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2007
HERBALIFE LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
PO Box 309 GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands

(Address of principal executive offices)
Registrant’s telephone number, including area code: c/o (310) 410-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On April 9, 2007, Herbalife Ltd. (the “Company”) issued a press release announcing that discussions between the Special Committee of the Board of Directors and Whitney V, L.P. described in Amendment No. 7 to the Schedule 13D of Whitney filed on April 5, 2007, have terminated. In light of these developments, the Board of Directors has terminated the term of the Special Committee and the Special Committee has been disbanded. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit	Description of Exhibit
99.1	Press Release of Herbalife Ltd. dated April 9, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2007	Herbalife Ltd.
	By:	/s/ Brett Chapman
		Name:	Brett Chapman
		Title:	General Counsel